UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

SSI INVESTMENTS II LIMITED

 (Exact Name of Registrant as Specified in Charter)

Republic of Ireland	333-169857	None
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

107 Northeastern Boulevard
Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-3000

 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Certain Information to Be Provided to Prospective Debt Financing Sources.

Item 7.01. Other Events

This Current Report on Form 8-K (the “Current Report”) is being furnished to disclose certain information that SSI Investments II Limited (“SSI II”) and/or one or more of its subsidiaries will provide to prospective debt financing sources that are expected to provide a portion of the financing for the proposed transaction in which SSILuxco S.a.r.l., an indirect parent company of Skillsoft Limited (“Skillsoft”) has entered into a definitive agreement for the sale of its subsidiaries to funds managed by Charterhouse Capital Partners LLP (“Charterhouse”).

Forward-looking statements

From time to time, including in this Current Report and the exhibit furnished herewith, we may make forward-looking statements relating to, among other things, such matters as anticipated financial performance, business outlook and prospects, strategy, plans, regulatory, market and industry trends, expected levels of liquidity over the next 12 months and similar matters. The Private Securities Litigation Reform Act of 1995 and federal securities laws provides a safe harbor for forward-looking statements. We note that a variety of factors, including known and unknown risks and uncertainties as well as incorrect assumptions, could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The factors that may affect the operations, performance, development and results of our business include those discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 31, 2013 as filed with the SEC on April 30, 2013.

You should keep in mind that any forward-looking statement made by SSI II herein, or elsewhere, speaks only as of the date on which made. SSI II expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in SSI II’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished as part of this Current Report on Form 8-K.

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSI Investments II Limited
Date: April 2, 2014	By:	/s/ Charles E. Moran
Charles E. Moran
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certain Information to Be Provided to Prospective Debt Financing Sources.